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                            G.T. GLOBAL DOLLAR FUND:
                                 ADVISOR CLASS
                         SUPPLEMENT TO PROSPECTUS DATED
                     MARCH 1, 1995, AS REVISED JUNE 1, 1995
                   SUPPLANTING SUPPLEMENT DATED JUNE 23, 1995

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The following revisions have been made relating to (1) the eligibility requirements for investing in Advisor Class shares of the G.T. Global Dollar Fund, and (2) involuntary redemption of such shares.

On page 3, under "Prospectus Summary -- Advisor Class Shares," and on page 10, under "How to Invest -- General," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account;" and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account." The other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

The following information should be inserted at the end of the first paragraph in the section of the Fund's Prospectus entitled "How To Invest" on page 10:

"Investors may be charged a fee by their agent or broker if they effect transactions other than through a dealer."

The minimum initial investment for the Fund is $500. Subsequent purchase minimum is $100. On page 13, under paragraph four of the heading "Other Important Redemption Information," the Fund and G.T. Global Financial Services, Inc. each reserves the right to redeem the shares of any investor whose investment is reduced, by reason of redemptions, to less than $500 in the Fund.

Under "Other Information -- Confirmations and Reports to Shareholders" on page 18, the following information should be inserted immediately prior to the last sentence of the paragraph: "Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated."

Under "Other Information -- Custodian and Accounting Agent," it should be noted that effective July 1, 1995, G.T. Capital serves as the Fund's pricing and accounting agent. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds.

On the Advisor Class Account Application, under the heading "Fund Selection," the minimum initial investment has been changed to $500 per Fund.
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The following information supersedes and replaces the description of the Fund's portfolio management team contained in the section of the Fund's Prospectus on page 16 entitled "Management":

"The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                               GLOBAL DOLLAR FUND

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
                       RESPONSIBILITIES FOR                             BUSINESS EXPERIENCE
NAME/OFFICE                  THE FUND                                     LAST FIVE YEARS
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
Gary Kreps             Portfolio Manager      Chief Investment Officer -- Global Fixed Income Investments for G.T.
 San Francisco          since 1992             Capital since 1992; From 1988 to 1992, Mr. Kreps was the Senior Vice
                                               President for Global Fixed Income of Putnam Management Co. (Boston).
Jeffrey W. Gorman      Portfolio Manager      Money Market Analyst and Trader for G.T. Capital from 1994 to 1995;
 San Francisco          since 1995             Investment Operations Specialist for G.T. Capital from February 1993 to
                                               April 1994; Financial Services Representative for G.T. Capital from
                                               June 1992 to February 1993; prior thereto, a student at the University of California at Berkeley."
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                                                                October 20, 1995
DOLSX51020MC